                                  MORPHAGEN, INC.

                             STOCK PURCHASE AGREEMENT

     This Agreement is entered into as of November 3, 1998 by and between MorphaGen, Inc., a Delaware corporation, with its principal office located at 320 Delage Dr., Encinitas CA 92024 (the "Company"), Heidi Short, an individual residing at 320 Delage Dr., Encinitas CA 92024 (the "Seller") and Invitrogen Corporation, a Delaware corporation with its principal offices at 1600 Faraday Ave., Carlsbad CA 92008 (the "Purchaser").

     WHEREAS the parties executed a Memorandum of Terms for the purchase of all outstanding shares of the Company, dated October 1, 1998 and the parties wish to more fully define their agreement, NOW THEREFORE in consideration of the mutual promises, covenants and conditions set forth in that Memorandum and below, the parties mutually agree as follows:

     1.   SALE OF COMPANY SHARES

          1.1 SALE OF OUTSTANDING SHARES Subject to the terms and conditions of this Agreement at the Closing (as defined below), the Seller will sell and deliver to Purchaser and Purchaser will purchase from the Company 975,000 shares of Common Stock (the "Shares") for and in consideration of the obligations of Purchaser set out in this Agreement, which shares represent all of the outstanding equity of the Company with the exception of 109,850 shares of Series A Preferred Stock currently owned by Purchaser.

          1.2 DELIVERY OF COMPANY ASSETS & RECORDS At the Closing, Seller shall further deliver to Buyer all of the assets of Company, both tangible and intangible, including without limitation all equipment & supplies, cash, securities and intellectual property. Intellectual property shall include patents, copyrights, trademarks, trade secrets and the like owned by, assigned to or assignable by prior agreement to the Company, specifically but without limitation, those items listed in Schedule B hereto, together with all documents related to any of the above. Seller & Company shall deliver to Purchaser all books and records of the Company. Seller shall execute such further documents as may be reasonably requested by Purchaser or its counsel in connection with the transfer of Company, its assets, governance and operations to Purchaser.

     2.   SECURITIES OF PURCHASER

          2.1 At the Closing, Purchaser will grant to Seller a "non-statutory" option to purchase 50,000 shares of Purchaser's common stock whose exercise price shall be * Said option shall be for a term of ten years and the right to purchase * of the 50,000 shares shall vest upon grant. The remainder of the option shall vest upon achievement by Purchaser of either of the following:

     a) execution of an agreement with a third party, wherein the third party provides at least * for research, development or improvement of, and/or purchase of rights to the technology described in Schedule B hereto (the "Subject Technology"); or

    * "Confidential portion has been omitted and filed separately with the Commission."

     b) discovery or production of a "Morphatide," as that term is defined in patent applications within Subject Technology, which reproducibly binds a protein with a binding constant of * or better.

     2.2 At or before the Closing, Purchaser will offer to replace all outstanding options for shares of Company with options to purchase 13,000 common shares of Purchaser, distributed PRO RATA according to the relative number of Company options held by its optionees. Said options shall have an exercise price of *. The options shall be for a term of ten years and shall be subject to time vesting over 2 years as follows: 50% of each option shall vest one year from the Closing, the remaining 50% shall vest in equal monthly installments over the subsequent 12 months.

     3.   ROYALTIES & FEES RELATED TO SUBJECT TECHNOLOGY

          3.1 NET SALES For purposes of this Agreement, "Net Sales" means the U.S. list price for products or services, less customary discounts and credits or allowances given for rejected or returned products. If a product covered by a Valid Claim within Subject Technology is sold in a kit in combination with other significant active products or components that are not covered by such Valid Claim and are not an integral part of the Morphatide application or use, Net Sales for purposes of determining royalties shall be calculated by multiplying Net Sales of the kit by the fraction A/(A+B), where A is the total U.S. list price of the product if sold separately and B is the total of the U.S. list prices of all other active products or components in the kit if sold separately. If the component covered by a Valid Claim and the other significant active components or products in the kit are not sold separately, Purchaser and Seller shall agree on a Net Sales calculation for that kit. Net Sales for services shall be calculated in the same manner where a service comprises steps or materials which are covered by a Valid Claim and other significant, i.e. value-added, steps which are not so covered and are not an integral part of the Morphatide application or use.

          3.2 VALID CLAIM For purposes of this Agreement, "Valid Claim" means any pending or issued and enforceable claim within Subject Technology, including claims which are supported by the specification(s) of any patent applications listed in Schedule B and which may be legally prosecuted in the future, e.g. via a continuation, continuation-in-part or divisional application.

          3.3 RUNNING ROYALTIES Purchaser will pay to Seller the following royalties on a quarterly basis on Net Sales of products and services sold which are covered by a Valid Claim within Subject Technology:

               (a) For two years from the Closing, * of Net Sales of products covered by a Valid Claim; * thereafter.

               (b) For two years from the Closing, * of revenue from licenses issued for Subject Technology; * thereafter.

    * "Confidential portion has been omitted and filed separately with the Commission."

               (c) * of net revenue from research and development contracts for demonstrating feasibility of Subject Technology which use products or methods covered by a Valid Claim, until the aggregate of such income reaches $5 million. No royalties shall be payable on any grant income.

               (d) * of Net Sales from all other contracts (e.g. services; research and development of specific applications of Subject Technology at the request of a third party) covered by a Valid Claim.

In the event that Purchaser realizes Net Sales or income from products, services or contracts of the type described in a)-d) above which use or contain technology claimed in a patent application listed in Schedule B, but which technology is not covered by a Valid Claim, Purchaser shall pay to Seller a royalty of * of such Net Sales or income. Such payments shall be made during the term of the relevant patents, as if the claim or claims had issued (i.e. 20 years from the priority date of the relevant application). At the expiration of this term, the Seller or Seller's representative and Purchaser shall meet to discuss further compensation that may be appropriate under this paragraph.

          3.4 PAYMENTS UPON SALE OF COMPANY OR SUBJECT TECHNOLOGY Should Purchaser sell or transfer to a third party any portion of the shares purchased hereunder or of the Subject Technology, either 1) the third party shall agree to the same royalty payments (PRO RATA according to the transferred portion) to Seller as outlined in paragraph 3.3; or 2) Purchaser shall pay Seller the greater of a) * of the proceeds from such sale or transfer or b) * (PRO RATA as above). * Should Purchaser conclude with a third party an investment of equity whose purpose is substantially to support or invest in Subject Technology, Seller and Purchaser shall meet and negotiate in good faith a commercially reasonable compensation to Seller, which may or may not exceed the terms outlined above.

          3.5 AUDIT During the period for payment of any sums due under paragraphs 3.3 or 3.4, and for 90 days after the termination of such period, Seller shall have the right, not more than annually, to have the books and records of Purchaser and/or Company relevant to such payments inspected by an independent certified public accountant acceptable to Purchaser during normal business hours. Seller shall bear the expense of any such inspection, unless the inspection reveals an underpayment of at least 10%, in which case Purchaser shall bear the cost of the inspection.

     4.   CONTINUED DEVELOPMENT OF MORPHATIDE TECHNOLOGY

          4.1 Purchaser represents and warrants that for at least * from the Closing, it will a) continue research and development of Morphatides at commercially reasonable levels, but at a minimum shall maintain * * for such efforts; and b) continue prosecution of patent applications listed in Schedule B. Purchaser shall make commercially reasonable efforts to obtain the broadest claims enabled by such applications and shall not arbitrarily or for the purpose of reducing royalties under paragraph 3.3 abandon any

    * "Confidential portion has been omitted and filed separately with the Commission."

claim. Purchaser shall give timely notice to Seller regarding patent prosecution decisions which will materially affect royalties payable under paragraph 3.3. Purchaser and Seller or Seller's representative intend (without binding themselves) to meet quarterly or at such other intervals as they may agree, to discuss patent prosecution and research strategy for Subject Technology.

          4.2 Following the two-year period in paragraph 4.1 if Purchaser chooses not to continue research and development, or patent prosecution for all or part of the Subject Technology, Seller shall have the right of first refusal for any license offered for the development or commercialization of such technology, to the extent not continued by Purchaser.

          4.3 Purchaser will ensure that proper acknowledgement is made of the inventor(s) of Subject Technology in any publications, in accordance with scientific custom.

     5.   CLOSING DATE; DELIVERY

          5.1 CLOSING DATE The closing of the purchase and sale of the Shares to the Purchaser will be held at the offices of Invitrogen, 1600 Faraday Ave., Carlsbad, California, on November 3, 1998, or at such other time and place as the Seller and the Purchaser may agree (the "Closing").

          5.2 DELIVERY. Subject to the terms of this Agreement, at the Closing the Company will deliver to Purchaser a stock certificate representing the number of Common Shares set out above.

     6. REPRESENTATIONS AND WARRANTIES OF SELLER & THE COMPANY. Except as set forth on the Schedules attached to this Agreement, the Seller and the Company jointly and severally represent and warrant to Purchaser as follows:

          6.1 ORGANIZATION AND STANDING; ARTICLES AND BYLAWS. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in California. The Company will deliver at the Closing originals of the Company's Articles of Incorporation and Bylaws, each as amended to date, and originals of all proceedings of the Company's Board of Directors and shareholders together with originals of all material documents related to Company.

          6.2 CORPORATE POWER The Company & the Seller have all requisite legal and corporate power to enter into this Agreement. The Seller has good title to the Shares and the unencumbered power to sell the Shares hereunder, and to carry out and perform her obligations under the terms of this Agreement.

          6.3 SUBSIDIARIES. The Company does not control, directly or indirectly, or have an interest in, any other corporation, association or business entity.

          6.4 CAPITALIZATION As of the date of the Closing, the authorized capital stock of the Company will consist of 429,000 shares of of Preferred Stock and 5,000,000 shares of Common Stock. The issued and outstanding capital stock of the Company will consist of 109,850 shares of Series A Preferred stock and 975,000 shares of Common Stock. As of the Closing, there will be no outstanding rights, plans, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock, except those set out herein and in Schedule A.

          6.5  AUTHORIZATION

               (a) The Shares are validly issued, fully paid and nonassessable, and are free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or otherwise required by such laws at the time a transfer is proposed.

               (b) Except for the rights specifically contemplated by the transactions described herein and in the attachments, no entity has any right of first refusal or any preemptive rights in connection with the Shares.

          6.6 PATENTS, TRADEMARKS, ETC. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes owned by, or assignable to it by prior agreement, specifically that described as "IP" in the term sheet dated October 1, 1998, those listed in Schedule B, including all rights and title to the Morphatide technology. Company & Seller have disclosed to Purchaser all such intellectual property. Company & Seller have disclosed to Purchaser all colorable conflicts with or infringement of the rights of others with respect to the above-listed items of which it, its directors, employees or shareholders are aware. Other than a previous license to Purchaser, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor are the Company or Seller bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

          6.7 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of its Certificate of Incorporation or Bylaws, or in any material respect of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation by which the Company is bound or to which the Company's property is subject. Execution, delivery and performance of this Agreement on the part of the Company, and the sale of the Shares pursuant hereto, will not result in any such violation, will not accelerate performance under the terms of any agreement, and will not constitute an event that, with the lapse of time or action by a third party, will result in a default under any of the foregoing.

          6.8  MATERIAL AGREEMENTS

               (a) There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) Other than as set forth in Schedule A, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to or from the Company which in the aggregate exceed $5,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services or (iv) encumbrance or transfer restrictions on any of Company's assets.

          6.9 LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending or, to the Seller's and Company's knowledge, threatened against the Company, nor, to their knowledge, is there any basis therefor, which, either in any case or in the aggregate, might result in any material adverse change in the business, prospects, affairs or operations of the Company or in any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, and none which questions any action taken or to be taken in connection herewith. Further, there is no action, suit, proceeding, or investigation pending against the Company or any officer, director or employee of the Company, or any threat thereof, by reason of the past employment relationships of such officers, directors and employees. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to originate.

          6.10 REGISTRATION RIGHTS. The Company has no obligation to register any of its outstanding securities under the Securities Act of 1933, as amended (the "Securities Act").

          6.11 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby.

          6.12 SECURITIES ACT. Subject to the accuracy of the Purchaser's representations in Section 7 hereof, the offer and sale of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and the requirements of Delaware Law.

          6.13 DISCLOSURE. To the best of the Company's knowledge, Seller & the Company have fully provided Purchaser with all the information that such Purchaser has requested for deciding whether to purchase the Shares, including complete disclosure of all tangible assets, cash & securities on Schedule D hereof. This Agreement and the statements and certificates made or delivered in connection herewith do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements herein not misleading.

     7. REPRESENTATIONS AND WARRANTIES OF PURCHASERS; INDEMNITY BY PURCHASERS; RESTRICTIONS ON TRANSFER

          7.1 REPRESENTATIONS AND WARRANTIES BY EACH PURCHASER. Purchaser represents and warrants to the Company as follows:

               (a) The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of (i) evaluating the merits and risks of the purchase of the Shares pursuant to the terms of this Agreement and (ii) protecting the Purchaser's interests in connection therewith.

               (b) The Purchaser has a preexisting personal or business relationship with one or more of the officers and directors of the Company consisting of personal or business contacts of a nature and duration to enable Purchase to be aware of the character, business acumen and general business and financial circumstances of the person(s) with whom such relationship(s) exists.

               (c) The Purchaser and the Purchaser's representatives have been solely responsible for such Purchaser's own "due diligence" investigation of the Company and its management and business, for such Purchaser's own analysis of the merits and risks of this investment, and for such Purchaser's own analysis of the fairness and desirability of the terms of the investment; in taking any action or performing any role relative to the arranging of the proposed investment, the Purchaser has acted solely in the Purchaser's own interest, and acknowledges that none of the other Purchasers (or any of their agents or employees) has acted as an agent of such Purchaser.

               (d) The Shares are being acquired for the Purchaser's own account, in each case for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

               (e) The Purchaser understands that the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act, that the Company has no present intention of registering the Shares and that the Purchaser must bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. The Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the Securities Act, which allows limited resale of such securities under certain conditions; that, in any event, such exemption from registration under Rule 144 will not be available for at least two years, and even then will not be available unless the other conditions of Rule 144 are compiled with.

               (f) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Purchaser is required in connection with the valid execution this Agreement.

          7.2 LEGENDS Each certificate or instrument representing the Shares will be endorsed with the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

     The Company need not register a transfer of any Shares, and may also instruct its transfer agent not to register the transfer of the Shares, unless the conditions specified in this Agreement are satisfied.

          7.3 THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE PAYMENT OR RECEIPT OF ANY OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATIONS BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     8.   CONDITIONS TO CLOSING

          8.1 CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligation of Purchaser to purchase Shares at the Closing is subject to the fulfillment on or prior to the time of the Closing (except condition (c) which may be fulfilled up to 30 days from the Closing) of the following conditions, any of which may be waived by such Purchaser:

               (a) REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS The representations and warranties made by the Seller & the Company in Section 6 hereof will be true and correct in all material respects when made, and will be true and correct in all material respects on the date of the Closing with the same force and effect as if they had been made on and as of the date of the Closing, and the Company will have performed all obligations and conditions herein required to be performed or observed by it on or prior to the date of the Closing.

               (b) LEGAL INVESTMENT. At the time of the Closing, the purchase of the Shares by the Purchasers hereunder will be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

               (c) OPTIONS REPLACED. Within 30 days of the Closing, every holder of options for Company's shares will have done one of the following: executed an agreement based on an offer under paragraph 2.2 hereof, executed another similar agreement agreeable to Purchaser; or executed a termination of his or her option without further obligation on the part of Company or Purchaser.

          8.2 CONDITIONS TO OBLIGATIONS OF THE SELLER. The Seller's obligation to sell the Shares at the Closing is subject to the fulfillment on or prior to the date of the Closing of the following conditions, any of which may be waived by the Company:

          (a) INCORPORATION OF CONDITIONS. The condition set forth in subsection (b) of section 8.1 will have been fulfilled.

          (b) REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS The representations and warranties made by the Purchaser in Section 7 hereof will be true and correct when made, and will be true and correct on the date of the Closing with the same force and effect as if they had been made on and as of the date of the Closing, and the Purchasers will have performed all obligations and conditions herein required to be performed or observed by them on or prior to the date of the Closing.

     9.   MISCELLANEOUS.

          9.1 WAIVERS AND AMENDMENTS. With the written consent of the Purchaser the representations, warranties or obligations of the Seller and the Company may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and the Seller, Company & Purchaser may enter into a supplementary written agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          9.2 GOVERNING LAW. This Agreement will be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware.

          9.3 SURVIVAL. The representations, warranties, covenants and agreements made herein will survive the execution of this Agreement and the Closing of the transactions contemplated hereby.

          9.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof will inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Except as part of a merger or change of control, Purchaser may not assign its rights to purchase the Shares.

          9.5 ENTIRE AGREEMENT. This Agreement, the exhibits to this Agreement and the other documents delivered pursuant hereto or incorporated by reference herein constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersede all prior oral and written understandings, agreements and commitments with regard to such subjects by or among the parties hereto.

          9.6 NOTICES, ETC. All notices and other communications required or permitted hereunder will be in writing and will be mailed by certified or registered mail, postage prepaid.

          9.7 NO WAIVERS. No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

          9.8 SEPARABILITY. If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto. The parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent greatest possible, the economic, business and other purposes of the void or unenforceable provision.

          9.9 EXPENSES. The Company, Seller and Purchaser shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby.

          9.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          9.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument.

          9.12 EXTINGUISHES PRIOR AGREEMENTS Upon the Closing and satisfaction of all conditions thereof, the Memorandum of Terms dated October 1, 1998 and the Stock Purchase, Rights, Services and License Agreements dated on or about March 25, 1997 between the parties will be extinguished.

     The parties have executed this Agreement as of the day and year first above written.

MORPHAGEN, INC.                         INVITROGEN CORPORATION
By:                                     By:



/s/ Heidi Short                         /s/ Lyle C. Turner
-----------------------------           ------------------------------
Heidi Short, CEO                        Lyle C. Turner, CEO


SELLER:


/s/ Heidi Short
-----------------------------
Heidi Short

                                  CONSENT OF SPOUSE:

I understand that I have a legal interest in the Shares and other items being sold in this Agreement. I have had the opportunity to consult with a lawyer about my rights concerning this Agreement. I consent to this sale and all of the terms of the Agreement.


/s/ Jay Short
-----------------------------
Jay Short

                                     SCHEDULE A
                                     AGREEMENTS

                               (on following 1 page)



MORPHAGEN CONTRACTS/AGREEMENTS:
                            Date            Agreement               Terms                         Vesting     Common Price  Written
                            ----            ---------               -----                         -------     ------------  -------
Carolyn Erickson         1 Apr-97  Confidentiality Agreement        *                                        (do not use)  Written
                         2 Jan-98  Consulting Agreement-            *                                                      Written
                                                                    *
                                   Stock Option                     *                                  *            *      Written

Barry Glickman, Ph.D.    1 Apr-97  Confidentiality Agreement        *                                                      Written
                         2 Jan-98  Consulting Agreement-            *                                                      Written
                                                                    *
                                   Stock Option                     *                                  *            *      Written

Wolfgang Kusser, Ph.D.   1 Apr-97  Confidentiality Agreement        *                                                      Written
                         2 Jun-97  Consulting Agreement-            *                                                      Written
                                                                    *
                                                                    *                                  *            *
                                                                    *                                  *
                                                                                                       *            *
                         3         Employee Agreement-              *                                                      Written
                                                                    *
                                                                    *
                                                                    *

Rick Tullis, Ph.D.       1 Apr-97  Confidentiality Agreement        *                                                      Written
                         2         Consulting Agreement-            *                                                      Written
                                                                    *
                                                                    *                                  *            *
                                   Verbal Agreement                 *
                                   Grant                            *
                                                                    *

Johan DeBoer, Ph.D.      1 Apr-97  Confidentiality Agreement        *                                                      Written
                         2 Jun-97  Consulting Agreement-            *                                                      Written
                                                                    *
                                                                    *
                                                                    *                                  *            *
                                                                    *
                                                                    *                                  *            *
                                                                                                                    *

Heidi Short              1 Mar-97                                   *
                                                                    *

Jay Short, Ph.D.         1 Mar-97  Patent Assignments               *
                         2                                          *

RESEARCH - OTHER:
Dalton Chemical Co.;
  Canada                 1 May-97  Confidentiality Agreement        *                                                      Written
                         2 Jun-97  Contract Services                *
                                                                    *                                  *                   Written

Tri-link Corp.;
  California             1 Jun-97  Contract Services          Chemical synthesis performed
                                                               at their costs for hope
                                                               of future business                     Paid

LAW FIRMS:
Pillsbury, Madison,
 & Sutro                           General Counsel
                                   Patent Law Firm

NY. firm                           Patent Law Firm

MORPHAGEN RELATIONSHIPS:
Silicon Valley Bank                Checking Account



    * "Confidential portion has been omitted and filed separately with the Commission."

                                      SCHEDULE B
                                INTELLECTUAL PROPERTY

-----------------------------------------------------------------------------------------------
        TYPE               TITLE/SERIAL NO.            DATE                   STATUS
-----------------------------------------------------------------------------------------------
      Patent App.       Novel Shape & Structure         *             Abandoned; Utility filed
                                Libraries                                 claiming date
                       (provisional)  *
-----------------------------------------------------------------------------------------------
      Patent App.      Morphatides: Novel Shape &       *               Claims benefit of
                    Structure Libraries  *                                  *     Pending;
                                                                     Restriction requirement
                                                                             received
-----------------------------------------------------------------------------------------------
      Patent App.      Morphatides: Novel Shape &       *            Continuation in Part of
                    Structure Libraries  *                                  *     Pending;
                                                                      Office Action received
-----------------------------------------------------------------------------------------------
      Patent App.      Morphatides: Novel Shape &       *            Continuation in Part of
                    Structure Libraries  *                                  *     Pending;
                                                                      Notice to File Missing
                                                                              Parts
-----------------------------------------------------------------------------------------------
    PCT Patent App.    Morphatides: Novel Shape &       *                Claims benefit of
                         Structure Libraries/                               *     Pending;
                                 *                                     Prelim. exam. received
-----------------------------------------------------------------------------------------------
      Patent App.                *                      *            Utility & PCT to be filed
                                 *
                                 *
-----------------------------------------------------------------------------------------------
       Trademark                MORPHAGEN                                   Reg. filed
-----------------------------------------------------------------------------------------------
       Trademark              MORPHATIDE                                    Reg. filed
-----------------------------------------------------------------------------------------------
     Trade Secret/               *
        Concept
-----------------------------------------------------------------------------------------------
     Trade Secret/               *
        Concept
-----------------------------------------------------------------------------------------------
     Trade Secret/               *
        Concept
-----------------------------------------------------------------------------------------------
     Trade Secret/               *
        Concept
-----------------------------------------------------------------------------------------------
     Trade Secret/               *
        Concept

-----------------------------------------------------------------------------------------------
     Trade Secret/               *
        Concept
-----------------------------------------------------------------------------------------------
     Trade Secret/               *
        Concept

-----------------------------------------------------------------------------------------------
     Trade Secret/               *
        Concept
-----------------------------------------------------------------------------------------------
    Trade Secret/                *
        Concept
-----------------------------------------------------------------------------------------------
    Trade Secret/                *
        Concept
-----------------------------------------------------------------------------------------------
    Trade Secret/                *
        Concept
-----------------------------------------------------------------------------------------------


    * "Confidential portion has been omitted and filed separately with the Commission."

                                      SCHEDULE C
                                OUTSTANDING OBLIGATIONS

--------------------------------------------------------------------------------
             TO WHOM                DESCRIPTION                AMOUNT
--------------------------------------------------------------------------------
            Seller                Patent Costs                   *
--------------------------------------------------------------------------------
   Company's Patent Counsel      PCT filing Costs                *
--------------------------------------------------------------------------------
   Company's Patent Counsel           Other                      *
--------------------------------------------------------------------------------
           Rick Tullis        Consulting Agreement               *
-------------------------------------------------------------------------------

    * "Confidential portion has been omitted and filed separately with the Commission."

                                      SCHEDULE D
                         CASH, SECURITIES & TANGIBLE ASSETS

--------------------------------------------------------------------------------
          TYPE                      DESCRIPTION         APPOX. DEPRECIATED VALUE
--------------------------------------------------------------------------------
    Checking account        Silicon Valley Bank, No.
                                   3300054587
--------------------------------------------------------------------------------
         Equipment          Chassis Thermocycler DNA             *
                            Engine, Serial No. EN006592
--------------------------------------------------------------------------------
         Equipment                Canon Copier                   *
--------------------------------------------------------------------------------
         Equipment            HP Computer, Serial No.            *
                               US73050806 w/ printer
--------------------------------------------------------------------------------
          Reagents                     Misc.                       N/A
--------------------------------------------------------------------------------
         Notebooks                     Misc.                       N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    * "Confidential portion has been omitted and filed separately with the Commission."